UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

Tandem Diabetes Care, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36189	20-4327508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11045 Roselle Street, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 366-6900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Vice President and Chief Commercial Officer

On February 2, 2015, Tandem Diabetes Care, Inc. (the “Company”) announced the appointment of Brian B. Hansen as Executive Vice President and Chief Commercial Officer.

Prior to joining the Company, Mr. Hansen, who is 48 years old, served from September 2014 as Chief Commercial Officer of Adaptive Biotechnologies Corp. From May 2013 to October 2014, Mr. Hansen served as Head of Commercial, Sales and Marketing, of Genoptix, A Novartis Company. From December 2005 to February 2013, he served in various roles of increasing responsibility at Gen-Probe, Inc., most recently serving as Senior Vice President, Global Sales and Services from January 2012 to February 2013. Mr. Hansen received an MBA from the School of Business at San Diego State University and a BS in Business Administration from the University of Missouri – Columbia.

Terms of Employment Arrangement

The Company provided Mr. Hansen with an offer letter (the “Offer Letter”) that provides, among other things, that Mr. Hansen will be paid an annual base salary of $375,000 and a one-time sign-on bonus of $75,000 (the “Sign On Bonus”). Mr. Hansen will also be eligible to participate in the Company’s 2016 Cash Bonus Plan, with a target bonus of 50% of his annual base compensation earned in 2016, and will be eligible to participate in the other benefit plans in which the Company’s executives generally participate. The Cash Bonus will be determined for Mr. Hansen using the same methodology applied to the other participants in the 2016 Cash Bonus Plan (other than the targeted bonus amount, which varies by participant). As a condition to his employment, it is expected that Mr. Hansen will relocate to San Diego, California. The Company will pay up to $100,000 in relocation expenses and for certain travel and housing related costs prior to his relocation (the “Relocation Expense Reimbursement”). The Company intends to enter into an Agreement for Repayment of Relocation Payments with Mr. Hansen. Under the terms of the Offer Letter and the Agreement for Repayment of Relocation Payments, Mr. Hansen will be required to repay his Sign On Bonus and Relocation Expense Reimbursement in full in the event of his termination of employment within twelve (12) months following his commencement of employment, or a pro-rata portion based on the number of months for which he was employed in the event of his termination of employment within twenty-four (24) months following his commencement of employment.

Terms of Equity Grant

The Offer Letter also contemplates that Mr. Hansen will be granted an option to purchase 135,000 options of the Company’s common stock (the “Common Stock”) with an exercise price equal to the fair market value of the Common Stock on the date of grant.  The grant will be made pursuant to the terms of the Company’s 2013 Stock Incentive Plan. The Company intends to grant the stock option to Mr. Hansen following his commencement of employment in accordance with the Company’s customary option grant practices.

Terms of Severance Agreement

In addition, the Company entered into an Employment Severance Agreement (the “Employment Severance Agreement”) with Mr. Hansen, which reflects terms that are generally consistent with the agreements entered into with the Company’s other executive officers.  Under the Employment Severance Agreement, if, on or within three (3) months prior to or twelve (12) months after a “change of control”, Mr. Hansen’s employment terminates as a result of an “involuntary termination” or a resignation for “good reason”  (each as defined in the Employment Severance Agreement), he shall receive the following severance benefits: (i) during the eighteen (18) month period immediately following the date of the involuntary termination or the resignation for good reason, as applicable, a continuation of the monthly portion of his base salary in effect on the date of termination as well as his target cash bonus for the year in which the termination occurs, less applicable withholdings and deductions; and (ii) (a) he will vest in and have the right to exercise all of his outstanding equity awards that were otherwise unvested as of the date of such involuntary termination or resignation for good reason, (b) all of the Company’s rights to repurchase vested and unvested equity awards from him shall lapse as to that number of shares with respect to which such repurchase rights have yet to lapse and (c) any right of the Company to repurchase any equity awards shall terminate, including under any right of first refusal.

Incorporation of Certain Agreements by Reference

The foregoing description of the Offer Letter and Employment Severance Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Offer Letter and the Employment Severance Agreement attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by this reference.

No Arrangements or Understandings / No Family Relationships

There is no arrangement or understanding pursuant to which Mr. Hansen was selected as Executive Vice President and Chief Commercial Officer.  There are no family relationships between Mr. Hansen and the directors or executive officers of the Company.

No Related Party Transactions

Except as described or referenced herein, Mr. Hansen has not entered into any transactions (i) with the Company, (ii) with any of the Company’s directors, nominees for election as a director, or executive officers, (iii) with any security holder who is known to the Company to own of record or beneficially more than five percent (5.0%) of any class of the Company’s voting securities, or (iv) with any member of the immediate family of any of the foregoing persons in amounts greater than $120,000, nor are any such transactions contemplated.

Issuance of Press Release

On February 2, 2016, the Company issued a press release announcing Mr. Hansen’s appointment as Executive Vice President and Chief Commercial Officer.  The full text of the press release is attached hereto as Exhibit 99.1 and is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Employee Offer Letter, dated January 12, 2016, by and between Tandem Diabetes Care, Inc. and Brian B. Hansen.
10.2	Employment Severance Agreement, dated February 1, 2016, by and between Tandem Diabetes Care, Inc. and Brian B. Hansen.
99.1	Press release of Tandem Diabetes Care, Inc. dated February 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

Date: February 2, 2016	/s/ David B. Berger
David B. Berger
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Number	Description

10.1	Employee Offer Letter, dated January 12, 2016, by and between Tandem Diabetes Care, Inc. and Brian B. Hansen.
10.2	Employment Severance Agreement, dated February 1, 2016, by and between Tandem Diabetes Care, Inc. and Brian B. Hansen.
99.1	Press release of Tandem Diabetes Care, Inc. dated February 2, 2016.